                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY

        /s/  R.E. CHRISTIANSEN
- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

- ---------------------------------------------    ---------------------------------------------
          (M. Foster, Jr.) Director                        (L.L. Woodruff) Director

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY

- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

        /s/  J.W. AALFS
- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

- ---------------------------------------------    ---------------------------------------------
          (M. Foster, Jr.) Director                        (L.L. Woodruff) Director

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY

- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

              /s/  R.A. BURNETT
- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

- ---------------------------------------------    ---------------------------------------------
          (M. Foster, Jr.) Director                        (L.L. Woodruff) Director

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY

- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

            /s/  R.D. CHRISTENSEN
- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

- ---------------------------------------------    ---------------------------------------------
          (M. Foster, Jr.) Director                        (L.L. Woodruff) Director

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY


- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

             /s/  J.W. COLLOTON
- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

- ---------------------------------------------    ---------------------------------------------
          (M. Foster, Jr.) Director                        (L.L. Woodruff) Director

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY


- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

             /s/  F.S. COTTRELL
- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

- ---------------------------------------------    ---------------------------------------------
          (M. Foster, Jr.) Director                        (L.L. Woodruff) Director

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY


- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

              /s/  J.W. EUGSTER
- ---------------------------------------------    ---------------------------------------------
           (J.W. EUGSTER) DIRECTOR                          (W.S. TINSMAN) DIRECTOR

- ---------------------------------------------    ---------------------------------------------
          (M. FOSTER, JR.) DIRECTOR                        (L.L. WOODRUFF) DIRECTOR

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY


- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

             /s/  M. FOSTER, JR.
- ---------------------------------------------    ---------------------------------------------
          (M. FOSTER, JR.) DIRECTOR                        (L.L. WOODRUFF) DIRECTOR

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY

                                                               /s/  S.J. BRIGHT
- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

- ---------------------------------------------    ---------------------------------------------
          (M. Foster, Jr.) Director                        (L.L. Woodruff) Director

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY


- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

                                                                /s/  N. GENTRY
- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

- ---------------------------------------------    ---------------------------------------------
          (M. Foster, Jr.) Director                        (L.L. Woodruff) Director

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY


- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

                                                              /s/  J.M. HOAK, JR.
- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

- ---------------------------------------------    ---------------------------------------------
          (M. Foster, Jr.) Director                        (L.L. Woodruff) Director

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY

- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

                                                               /s/  R.L. LAWSON
- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

- ---------------------------------------------    ---------------------------------------------
          (M. Foster, Jr.) Director                        (L.L. Woodruff) Director

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY


- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

                                                              /s/  R.L. PETERSON
- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

- ---------------------------------------------    ---------------------------------------------
          (M. Foster, Jr.) Director                        (L.L. Woodruff) Director

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY


- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

                                                               /s/  N.L. SEIFERT
- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

- ---------------------------------------------    ---------------------------------------------
          (M. Foster, Jr.) Director                        (L.L. Woodruff) Director

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY


- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

                                                               /s/  W.S. TINSMAN
- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

- ---------------------------------------------    ---------------------------------------------
          (M. Foster, Jr.) Director                        (L.L. Woodruff) Director

                               POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Stanley J. Bright, Russell E. Christiansen, Paul J. Leighton, John A. Rasmussen, Jr. and David Kies, and each of them severally, his or her true and lawful attorney, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a registration statement to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 6, 1996.

MIDAMERICAN ENERGY COMPANY


- ---------------------------------------------    ---------------------------------------------
  (R.E. Christiansen) Chairman and Director        (S.J. Bright) President, Chief Executive
                                                             Officer and Director

- ---------------------------------------------    ---------------------------------------------
            (J.W. Aalfs) Director                            (N. Gentry) Director

- ---------------------------------------------    ---------------------------------------------
           (R.A. Burnett) Director                         (J.M. Hoak, Jr.) Director

- ---------------------------------------------    ---------------------------------------------
         (R.D. Christensen) Director                        (R.L. Lawson) Director

- ---------------------------------------------    ---------------------------------------------
          (J.W. Colloton) Director                         (R.L. Peterson) Director

- ---------------------------------------------    ---------------------------------------------
          (F.S. Cottrell) Director                          (N.L. Seifert) Director

- ---------------------------------------------    ---------------------------------------------
           (J.W. Eugster) Director                          (W.S. Tinsman) Director

                                                              /s/  L.L. WOODRUFF
- ---------------------------------------------    ---------------------------------------------
          (M. Foster, Jr.) Director                        (L.L. Woodruff) Director